UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

ICON VAPOR, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-55284	46-1471251
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

11839 Sorrento Valley Road, Suite 907 San Diego, CA 92121 (Address of principal executive offices) Phone: (858) 509-2783 (Registrant’s Telephone Number)

Securities to be registered pursuant to Section 12(b) of the Act: None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 000-55284

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class

to be so registered

___________________________________________________

Common Shares, par value $0.001 per share

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered

Icon Vapor, Inc. (the “Registrant”) hereby incorporates by reference the description of its common stock to be registered hereunder in the section captioned “Description of Securities” in the Registrant’s Registration Statement on Form 10 (File No. 000-55284), as filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 16, 2014 (the “Registration Statement”).

Item 2. Exhibits

The following exhibits are incorporated herein by reference:

Exhibit Number	Description of Exhibit
3.1*	Articles of Incorporation
3.1,2*	Certificate of Amendment dated March 4, 2004
3.1.3*	Certificate of Amendment dated January 7, 2011
3.1.4*	Certificate of Amendment dated March 29, 2011
3.2.1*	Bylaws

* Filed as exhibits to the Company’s Form 10 Registration Statement filed with the Commission on September 16, 2014, and incorporated herein by reference.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON VAPOR, INC.

Date: November 25, 2014	By:	/s/ Daniel Balsiger
Daniel Balsiger
Chief Executive Officer